INVESTOR CONTACT	MEDIA CONTACT
Scott Wylie - Vice President	Sue Martenson - Senior Manager
Investor Relations	Public Relations
(408) 544-6996	(408) 544-8158
swylie@altera.com	newsroom@altera.com

ALTERA ANNOUNCES FOURTH QUARTER RESULTS

San Jose, Calif., January 22, 2015 — Altera Corporation (NASDAQ: ALTR) today announced fourth quarter sales of $479.9 million, down 4 percent from the third quarter of 2014 and up 6 percent from the fourth quarter of 2013. Fourth quarter net income was $111.1 million, $0.36 per diluted share, compared with net income of $118.0 million, $0.38 per diluted share, in the third quarter of 2014 and $98.9 million, $0.31 per diluted share, in the fourth quarter of 2013.

Cash flow from operating activities in 2014 was $666.2 million. Altera repurchased approximately 4.3 million shares during the quarter at a cost of approximately $151.5 million.

Altera's board of directors has declared a quarterly cash dividend of $0.18 per share, to be paid on March 2, 2015 to stockholders of record on February 10, 2015.

"We grew 12 percent in 2014, outpacing the semiconductor industry," said John Daane, president, chief executive officer, and chairman of the board. "Our Arria 10 FPGAs, the first of our Generation 10 products, are proving to be competitively quite strong with good design-win momentum and record opportunities to pursue. We are entering the advanced stages of design for our high-end Stratix 10 FPGA, the industry’s only 14 nanometer FinFET-based FPGA, with planned introduction later this year."

Several recent accomplishments mark the company's continuing progress:

•
Audi has selected Altera's SoC field-programmable gate arrays (FPGAs) for use in Audi’s advanced driver assistance system (ADAS) targeted for mass production. Audi, a self-driving car technology leader, chose Altera's Cyclone® V SoC FPGAs for their ability to increase system performance and enable the differentiated features Audi requires for piloted driving and parking that are not available with application specific standard product solutions. Altera’s Cyclone V SoC FPGAs combine programmable logic with dual-core ARM® Cortex™-A9 processors that allow ADAS platform designers to customize the hardware and software running in their products. This combination provides powerful building blocks to accelerate algorithms commonly used in ADAS designs. Audi’s zFAS control unit is the industry’s first fully centralized ADAS module that processes all self-driving functions in a single unit, unlike other architectures which have multiple modules distributed throughout the vehicle.

•
Altera and IBM have unveiled the industry’s first FPGA-based acceleration platform that coherently connects an FPGA to a POWER8 CPU leveraging IBM’s Coherent Accelerator Processor Interface (CAPI). The reconfigurable hardware accelerator significantly improves system performance, efficiency and flexibility in high-performance computing (HPC) and data center applications. FPGA-accelerated POWER8 systems are optimized to enable compute- and processing-intensive tasks required in next-generation HPC and data center applications, including data compression, encryption, image processing and search. Using CAPI to coherently attach FPGA accelerators to the fabric of a POWER8 processor and main system memory make the FPGA appear as simply another core on the POWER8 processor. This results in shortened development time by greatly reducing lines of software code and reduced processor cycles versus conventional IO attached accelerators.

•
Electronics Weekly magazine selected the Altera Software Development Kit (SDK) for OpenCL as its design tool of the year at the annual Elektra European Electronics Industry Awards ceremony in London. The Elektra Awards are presented to companies whose products demonstrate advanced technical capabilities and usefulness as determined by a panel of independent industry experts and representatives from Electronics Weekly. These accolades represent the latest in a series of awards and recognitions the Altera SDK for OpenCL has received since its release in 2012. The Altera SDK for OpenCL allows programmers to rapidly develop algorithms with the OpenCL language and harness the performance and power efficiencies of FPGAs. Today, Altera offers the industry’s only OpenCL-conformant solution that allows software programmers to easily implement OpenCL applications on FPGA accelerators.

SELECTED FOURTH QUARTER REVENUE AND RELATED RESULTS

($ in thousands) Key Ratios & Information	December 31, 2014	September 26, 2014
Current Ratio	6:1	6:1
Liabilities/Equity	3:4	3:4
Quarterly Operating Cash Flows	$150,778	$214,049
TTM Return on Equity	14%	13%
Quarterly Depreciation Expense	$12,099	$11,874
Quarterly Capital Expenditures	$9,836	$13,691
Inventory MSOH (1): Altera	2.7	3.4
Inventory MSOH (1): Distribution	0.5	0.6
TTM Cash Conversion Cycle (Days)	144	154
Turns	41%	37%
Book to Bill	<1.0	<1.0

Note (1): MSOH: Months Supply On Hand

ALTERA CORPORATION
NET SALES SUMMARY
(Unaudited)

	Three Months Ended			Quarterly Growth Rate		Years Ended
	December 31, 2014	September 26, 2014	December 31, 2013	Sequential Change	Year- Over-Year Change	December 31, 2014	December 31, 2013	Annual Growth
Geography
Americas	15%	16%	19%	(10)%	(13)%	16%	18%	(5)%
Asia Pacific	41%	42%	41%	(6)%	7%	42%	40%	19%
EMEA	30%	29%	24%	0%	29%	28%	26%	17%
Japan	14%	13%	16%	0%	(12)%	14%	16%	1%
Net Sales	100%	100%	100%	(4)%	6%	100%	100%	12%

Product Category
New	59%	56%	47%	1%	32%	54%	43%	42%
Mainstream	18%	21%	24%	(15)%	(20)%	21%	27%	(14)%
Mature and Other	23%	23%	29%	(5)%	(17)%	25%	30%	(9)%
Net Sales	100%	100%	100%	(4)%	6%	100%	100%	12%

Vertical Market
Telecom & Wireless	42%	45%	40%	(11)%	10%	44%	41%	21%
Industrial Automation, Military & Automotive	22%	21%	22%	2%	7%	22%	22%	9%
Networking, Computer & Storage	16%	16%	19%	(3)%	(11)%	16%	19%	(8)%
Other	20%	18%	19%	5%	13%	18%	18%	14%
Net Sales	100%	100%	100%	(4)%	6%	100%	100%	12%

FPGAs and CPLDs
FPGA	84%	85%	83%	(5)%	7%	84%	83%	13%
CPLD	8%	8%	9%	5%	(3)%	8%	9%	2%
Other Products	8%	7%	8%	5%	1%	8%	8%	8%
Net Sales	100%	100%	100%	(4)%	6%	100%	100%	12%

Product Category Description

•	New Products include the Arria® 10, Stratix® V, Stratix IV, Arria V, Arria II, Cyclone® V, Cyclone IV, MAX® 10, MAX V, HardCopy® IV devices and Enpirion PowerSoCs.

•	Mainstream Products include the Stratix III, Cyclone III, MAX II and HardCopy III devices.

•
Mature and Other Products include the Stratix II, Stratix, Arria GX, Cyclone II, Cyclone, MAX 3000A, MAX 7000, MAX 7000A, MAX 7000B, MAX 7000S, MAX 9000, HardCopy II, HardCopy, FLEX® series, APEX™ series, Mercury™, Excalibur™ devices, configuration and other devices, intellectual property cores, and software and other tools.

Business Outlook for the First Quarter 2015

Sales and Income Statement

Sequential Sales	Flat to - 4%
Gross Margin	65% +/- .5%
Research and Development (1)	$112 - $116 million
SG&A	$76 - $80 million
Other Income/Expense, Net (2)	Net expense of approximately $3 million
Tax Rate	13% - 14%
Diluted Share Count	Approximately 300 million
Turns	Mid 40's
Inventory MSOH	Mid 3's
Note (1): The Business Outlook for Research and Development expense includes amortization of acquisition-related intangible assets.
Note (2): Other Income/ Expense, Net includes Interest income and other and Interest expense in our consolidated statements of comprehensive income.

Vertical Market

Telecom & Wireless	Flat
Industrial Automation, Military & Automotive	Down
Networking, Computer & Storage	Up
Other	Down

Fourth Quarter Earnings Conference Call

A conference call will be held today at 1:45 p.m. Pacific Time to discuss the quarter's results and management's current business outlook. The web cast and subsequent replay will be available in the Investor Relations section of the company's website at www.altera.com. A telephonic replay of the call may be accessed later in the day by calling (719) 457-0820 and referencing confirmation code 258712. The telephonic replay will be available for two weeks following the live call.

Forward-Looking Statements

Statements in this press release that are not historical are "forward-looking statements" as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as "will," "expects," "anticipates," or other words that imply or predict a future state. Forward-looking statements include, but are not limited to, the Stratix 10 first shipment timing, potential FPGA market expansion, and any projection of revenue, gross margin, expense or other financial items discussed in the Business Outlook section or elsewhere in this press release. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that can cause actual results to differ materially from those currently anticipated, due to a number of factors, including without limitation, current global economic conditions, customer business environment, customer inventory levels, product availability, vertical market mix, market acceptance of the company's products, the performance of products once introduced, product introduction schedules, the rate of growth of the company's new products including Cyclone® V, Cyclone IV, Arria® 10, Arria V, Arria II, Stratix® V, Stratix IV, MAX® 10 FPGAs, MAX V CPLDs, HardCopy® IV device families and Enpirion PowerSoCs, as well as changes in economic conditions and other risk factors discussed in documents filed by the company with the Securities and Exchange Commission (SEC) from time to time. Copies of Altera's SEC filings are posted on the company's website and are available from the company without charge. Forward-looking statements are made as of the date of this release, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

About Altera

Altera® programmable solutions enable designers of electronic systems to rapidly and cost effectively innovate, differentiate and win in their markets. Altera offers FPGAs, SoCs, CPLDs, ASICs and complementary technologies, such as power management, to provide high-value solutions to customers worldwide. Visit www.altera.com.

###

ALTERA, ARRIA, CYCLONE, ENPIRION, MAX, MEGACORE, NIOS, QUARTUS and STRATIX words and logos are trademarks of Altera Corporation and registered in the U.S. Patent and Trademark Office and in other countries. All other words and logos identified as trademarks or service marks are the property of their respective holders as described at www.altera.com/legal.

###

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Three Months Ended			Years Ended
(In thousands, except per share amounts)	December 31, 2014	September 26, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Net sales	$479,873	$499,606	$454,367	$1,932,089	$1,732,572
Cost of sales	168,172	166,019	144,024	648,451	546,736
Gross margin	311,701	333,587	310,343	1,283,638	1,185,836
Operating expense
Research and development expense	107,314	112,078	106,643	418,170	385,185
Selling, general, and administrative expense	81,044	77,724	84,692	312,249	320,068
Amortization of acquisition-related intangible assets	2,465	2,465	1,850	9,859	4,824
Total operating expense	190,823	192,267	193,185	740,278	710,077
Operating margin (2)	120,878	141,320	117,158	543,360	475,759
Compensation expense/(benefit) - deferred compensation plan	1,934	(487)	3,881	6,027	10,605
(Gain)/loss on deferred compensation plan securities	(1,934)	487	(3,881)	(6,027)	(10,605)
Interest income and other	(5,714)	(4,558)	(4,902)	(24,076)	(11,553)
Loss/(gain) reclassified from other comprehensive income	10	(59)	(24)	(140)	(153)
Interest expense	11,410	10,774	8,272	43,549	16,637
Income before income taxes	115,172	135,163	113,812	524,027	470,828
Income tax expense	4,041	17,154	14,878	51,369	30,763
Net income	$111,131	$118,009	$98,934	$472,658	$440,065

Other comprehensive income/(loss):
Unrealized gain/(loss) on investments:
Unrealized holding gain/(loss) on investments arising during period, net of tax of ($55), ($6), ($11), ($14) and ($1)	15,623	(4,929)	(26,811)	37,725	(33,424)
Less: Reclassification adjustments for loss/(gain) on investments included in net income, net of tax of $1, $11, $2, $22 and $23	11	(48)	(22)	(118)	(130)
Other comprehensive income/(loss):	15,634	(4,977)	(26,833)	37,607	(33,554)
Comprehensive income	$126,765	$113,032	$72,101	$510,265	$406,511

Net income per share:
Basic	$0.37	$0.38	$0.31	$1.53	$1.37
Diluted	$0.36	$0.38	$0.31	$1.52	$1.36

Shares used in computing per share amounts:
Basic	303,848	308,215	319,993	309,748	320,195
Diluted	305,614	310,184	322,018	311,897	323,018

Dividends per common share	$0.18	$0.18	$0.15	$0.66	$0.50

Tax rate	3.5%	12.7%	13.1%	9.8%	6.5%
% of Net sales:
Gross margin	65.0%	66.8%	68.3%	66.4%	68.4%
Research and development (1)	22.9%	22.9%	23.9%	22.2%	22.5%
Selling, general, and administrative	16.9%	15.6%	18.6%	16.2%	18.5%
Operating margin(2)	25.2%	28.3%	25.8%	28.1%	27.5%
Net income	23.2%	23.6%	21.8%	24.5%	25.4%

Notes:
(1) Research and development expense as a percentage of Net sales includes amortization of acquisition-related intangible assets.

(2)We define operating margin as gross margin less research and development and selling, general and administrative expenses and amortization of acquisition-related intangible assets, as presented above. This presentation differs from income from operations as defined by U.S. Generally Accepted Accounting Principles ("GAAP"), as it excludes the effect of compensation associated with the deferred compensation plan obligations. Since the effect of compensation associated with our deferred compensation plan obligations is offset by gains and losses from related securities, we believe this presentation provides a more meaningful representation of our ongoing operating performance. A reconciliation of operating margin to income from operations follows:

	Three Months Ended			Years Ended
(In thousands)	December 31, 2014	September 26, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operating margin (non-GAAP)	$120,878	$141,320	$117,158	$543,360	$475,759
Compensation expense/(benefit) - deferred compensation plan	1,934	(487)	3,881	6,027	10,605
Income from operations (GAAP)	$118,944	$141,807	$113,277	$537,333	$465,154

ALTERA CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands, except par value amount)	December 31, 2014	December 31, 2013

Assets
Current assets:
Cash and cash equivalents	$2,426,367	$2,869,158
Short-term investments	151,519	141,487
Total cash, cash equivalents, and short-term investments	2,577,886	3,010,645
Accounts receivable, net	377,964	483,032
Inventories	153,387	163,880
Deferred income taxes - current	56,048	63,228
Deferred compensation plan - marketable securities	69,367	66,455
Deferred compensation plan - restricted cash equivalents	14,412	16,699
Other current assets	39,479	48,901
Total current assets	3,288,543	3,852,840
Property and equipment, net	194,840	204,142
Long-term investments	1,942,343	1,695,066
Deferred income taxes - non-current	20,077	10,806
Goodwill	74,341	73,968
Acquisition-related intangible assets, net	72,291	82,150
Other assets, net	81,791	76,676
Total assets	$5,674,226	$5,995,648

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$49,140	$44,163
Accrued liabilities	28,384	41,218
Accrued compensation and related liabilities	69,837	51,105
Deferred compensation plan obligations	83,779	83,154
Deferred income and allowances on sales to distributors	344,168	487,746
Total current liabilities	575,308	707,386
Income taxes payable - non-current	313,447	276,326
Long-term debt	1,492,759	1,491,466
Other non-current liabilities	6,886	8,403
Total liabilities	2,388,400	2,483,581

Stockholders' equity:
Common stock: $.001 par value; 1,000,000 shares authorized; outstanding - 302,430 at December 31, 2014 and 317,769 shares at December 31, 2013	302	318
Capital in excess of par value	1,165,259	1,216,826
Retained earnings	2,110,620	2,322,885
Accumulated other comprehensive income/(loss)	9,645	(27,962)
Total stockholders' equity	3,285,826	3,512,067
Total liabilities and stockholders' equity	$5,674,226	$5,995,648

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	YEARS ENDED
(In thousands)	December 31, 2014	December 31, 2013	December 31, 2012
Cash Flows from Operating Activities:
Net income	$472,658	$440,065	$556,807
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	56,181	47,225	36,009
Amortization of acquisition-related intangible assets	9,859	4,824	853
Amortization of debt discount and debt issuance costs	3,116	1,457	648
Stock-based compensation	93,432	96,624	93,586
Net gain on sale of available-for-sale securities	(140)	(153)	—
Amortization of investment discount/premium	2,746	3,407	—
Deferred income tax (benefit) expense	(3,329)	3,581	8,824
Tax effect of employee stock plans	4,946	7,009	9,811
Excess tax benefit from employee stock plans	(1,945)	(4,716)	(16,278)
Changes in assets and liabilities, net of the effects of acquisitions:
Accounts receivable, net	105,068	(157,842)	(91,435)
Inventories	10,493	(7,933)	(30,442)
Other assets	10,085	(1,309)	(3,698)
Accounts payable and other liabilities	14,756	9,414	(50,566)
Deferred income and allowances on sales to distributors	(143,578)	139,002	66,117
Income taxes payable	37,269	14,440	8,576
Deferred compensation plan obligations	(5,402)	(4,887)	(1,598)
Net cash provided by operating activities	666,215	590,208	587,214
Cash Flows from Investing Activities:
Purchases of property and equipment	(40,237)	(42,558)	(60,913)
Sales of deferred compensation plan securities, net	5,402	4,887	1,598
Purchases of available-for-sale securities	(905,283)	(1,347,626)	(921,430)
Proceeds from sale of available-for-sale securities	489,200	136,791	105,411
Proceeds from maturity of available-for-sale securities	191,498	178,221	115,373
Acquisitions, net of cash acquired	—	(145,321)	—
Purchases of intangible assets	(1,749)	(13,465)	(2,280)
Purchase of other investments	(10,224)	(7,441)	(4,935)
Net cash used in investing activities	(271,393)	(1,236,512)	(767,176)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock through stock plans	47,123	58,220	49,665
Shares withheld for employee taxes	(22,890)	(28,272)	(31,472)
Payment of dividends to stockholders	(204,609)	(160,377)	(115,514)
Holdback payment for prior acquisition	(3,353)	—	—
Payment of debt assumed in acquisitions	—	(22,000)	—
Proceeds from issuance of long-term debt	—	991,786	500,000
Repayment of credit facility	—	—	(500,000)
Long-term debt and credit facility issuance costs	(1,321)	(4,143)	(5,244)
Repurchases of common stock	(654,508)	(201,095)	(229,057)
Excess tax benefit from employee stock plans	1,945	4,716	16,278
Net cash (used in) provided by financing activities	(837,613)	638,835	(315,344)
Net decrease in cash and cash equivalents	(442,791)	(7,469)	(495,306)
Cash and cash equivalents at beginning of period	2,869,158	2,876,627	3,371,933
Cash and cash equivalents at end of period	$2,426,367	$2,869,158	$2,876,627
Supplemental cash flow information:
Income taxes (refunded)/paid, net	$(3,305)	$16,299	$9,797
Interest paid	$41,637	$10,865	$6,898